                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITY EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)         August 19, 1996
                                                 -----------------------------


                       SECURITY CAPITAL INDUSTRIAL TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
                     --------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                    01-12846                     74-2604728
          ----------------------------  -----------------------------



14100 East 35th Place, Aurora, Colorado                              80011
- -------------------------------------------------------------------------------


                                (303) 375-9292
- -------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Acquisitions:
- -------------

  The following acquisitions of light industrial and bulk distribution facility properties in Security Capital Industrial Trust's target markets were completed by SCI from unrelated parties since the filing of SCI's Form 8-K dated January 15, 1996. SCI acquired these properties because SCI and its REIT Manager, Security Capital Industrial Incorporated, believe that these properties represent excellent opportunities for long-term above average growth in rental income and cash flow and SCI could acquire them at significant discounts to replacement cost.

  On January 9, 1996, SCI acquired 1837 Air Lane Drive located in Nashville, Tennessee, from a real estate investment fund. The property was built in 1983, consists of 42,500 square feet of rentable space, and is classified as light industrial. The purchase price was approximately $1.1 million and the property was 100% leased to four tenants at the date of purchase.

  SCI acquired the Sunbelt Warehousing property in Memphis, Tennessee from a partnership on January 10, 1996. Sunbelt Warehousing is classified as bulk distribution, consists of four buildings and 151,860 rentable square feet on
6.84 acres of land. The buildings were constructed from 1977 to 1983. SCI purchased the property for approximately $3.3 million. At the date of purchase, the facilities were 80% leased to five tenants.

  SCI acquired the Fleet Industrial Park property on February 1, 1996 from a state government employees retirement system. Fleet is a 488,011 square foot bulk distribution center consisting of eight buildings on 28.56 acres of land. The buildings were constructed from 1971 through 1978 and are located in Springfield (Alexandria), Virginia, in SCI's Washington D.C./Baltimore target market. SCI purchased the property for approximately $21.3 million. At the date of purchase, the property was 80% leased to twenty-five tenants.

  SCI acquired the Springdale Commerce Center in Cincinnati, Ohio on February 5, 1996 from an individual. Springdale Commerce Center is a combination of light industrial and bulk distribution facilities consisting of three buildings totalling 154,517 square feet. The buildings were constructed in 1973. SCI purchased the property for approximately $2.8 million. At the date of purchase, the bulk and industrial facilities were 100% leased to twelve tenants.

  SCI acquired the I-635/44th Street Business Center property in Kansas City, Kansas on February 9, 1996 from a corporation. The property is a 48,707 square foot light industrial facility and was constructed in 1979. SCI purchased the property for approximately $1.0 million. At the date of purchase, the property was 100% leased to five tenants.

  On February 14, 1996, SCI acquired the 151 Regal Row property in Dallas, Texas from an investment fund. The property was built in 1974, consists of 217,289 square feet, and is classified as bulk distribution. The purchase price was approximately $3.8 million and the property was 90% leased to seventeen tenants at the date of purchase.

  On February 23, 1996 and March 1, 1996, SCI acquired the properties included in the Indcon Portfolio I from a limited partnership. The portfolio is comprised of six buildings in Atlanta, Georgia totalling 708,423 square feet; four buildings in Memphis, Tennessee totalling 542,695 square feet; one building in Dallas, Texas totalling 200,100 square feet; and three buildings in San Antonio, Texas totalling 316,817 square feet. The buildings were constructed from 1967 through 1979. SCI purchased the properties in Atlanta, Memphis and San Antonio on February 23, 1996 for approximately $25.6 million. The Dallas building was purchased for approximately $3.2 million on March 1, 1996. At the date of the purchases, the Memphis, Dallas, and San Antonio properties were 100% leased to twenty-two tenants and the Atlanta property was 99.6% leased to fourteen tenants.

  On February 23, 1996 and April 29, 1996, SCI acquired the properties included in the Indcon Portfolio II from a limited partnership. The portfolio is comprised of eleven buildings in Atlanta, Georgia totalling 722,394 square feet and one building in Dallas, Texas consisting of 224,713 square feet. The buildings were constructed from 1957 through 1980. SCI purchased eleven buildings on February 23, 1996 for approximately $9.9 million. SCI purchased one building in Atlanta on April 29, 1996 for approximately $1.8 million. At the date of the purchases, the Atlanta properties were 98.6% leased to twenty-one tenants and the Dallas property was 100% leased to two tenants.

  SCI acquired the property known as 301 N. 3rd Avenue on March 15, 1996 from an individual. The property is a 249,925 square foot bulk distribution facility, was constructed in 1966 and is located in Des Plaines, Illinois, in a submarket of Chicago. SCI purchased the property for approximately $6.2 million. At the date of purchase, the property was 100% leased to two tenants.

  On April 19, 1996, SCI acquired the Tri State O'Hare property in Northlake, Illinois, a submarket of Chicago, from an insurance company. The property was built in 1980, consists of 82,380 square feet and is classified as bulk distribution. The purchase price was approximately $2.5 million and the property was 100% leased at the date of purchase.

  SCI acquired the 911 W. Irving Park Road property in Chicago, Illinois from a partnership on April 25, 1996. The facility is classified as bulk distribution, consists of 58,513 square feet and was constructed in 1974. SCI purchased the property for approximately $2.1 million. At the date of purchase, the property was 100% leased to one tenant.

  SCI acquired the Park Fletcher Building #11 property on April 26, 1996 from an insurance company. The facility is 92,000 square feet and is located in Indianapolis, Indiana in close proximity with the existing SCI distribution centers in the Park Fletcher submarket. SCI purchased the property for approximately $2.8 million. At the date of purchase, the property was 78% leased.

  SCI acquired the property known as Memphis Airways on April 29, 1996 from a bank as trustee for an individual. The property is a 203,328 square foot bulk distribution facility constructed in 1968 and located in Memphis, Tennessee. SCI purchased the property for approximately $3.2 million. At the date of purchase there were no signed leases.

  On May 21, 1996, SCI acquired the Specialty Brands property in Sparks, Nevada, a submarket of Reno, from a corporation. The property was built in 1977, consists of 129,600 square feet, and is classified as bulk distribution. The purchase price was approximately $2.9 million. At the date of purchase there were no signed leases.

  On May 21, 1996 and August 13, 1996, SCI acquired properties known as the Ashley Capital Portfolio located in submarkets of Chicago, in Schaumburg and Bridgeview, Illinois, respectively. Both purchases were from a limited liability company. The combined portfolio consists of five buildings, totalling 717,205 square feet. SCI paid approximately $8.3 million for 304,800 square feet in Schaumburg and approximately $8.7 million for 412,405 square feet in Bridgeview. The buildings were 79% leased at the time of the initial purchase and are currently 100% leased.

  SCI acquired the Ashley Capital Portfolio located in Milwaukee, Wisconsin from a limited partnership on May 21, 1996. The facility is classified as bulk distribution, and consists of 360,000 square feet of rentable space. SCI paid approximately $8.9 million for the property which was 100% leased to two tenants at the time of purchase.

  SCI acquired the properties included in the National Pension Properties II portfolio in the Trinity Mills and Lone Star submarkets of Dallas, Texas from an insurance company on May 23, 1996. The portfolio, classified as bulk distribution, is comprised of three buildings totalling 407,919 square feet in the Trinity Mills submarket and two buildings totalling 305,690 square feet in the Lone Star submarket. The combined purchase price was approximately $16.9 million. On the date of purchase, the Trinity Mills and Lone Star facilities were 100% and 93% leased to seven and six tenants, respectively.

  SCI acquired the property known as 2501 Camp Avenue on May 30, 1996 from a bank. The property is a 40,000 square foot bulk distribution facility, was constructed in 1981, and is located in Carrollton, Texas, a submarket of Dallas. SCI purchased the property for approximately $913,000. At the date of purchase, the property was 100% leased to one tenant.

  On June 11, 1996, SCI acquired the Macon Bedford Distribution Center property located in North Kansas City, Missouri from a nonprofit organization. The facility is classified as bulk distribution and consists of 99,012 square feet of rentable space. SCI purchased the property for approximately $2.0 million. The building was 100% leased at the date of purchase to two tenants.

  SCI acquired the Walnut Creek Distribution Center in Austin, Texas from a corporation on June 14, 1996. The facility is classified as bulk distribution, and consists of two buildings totalling 96,000 square feet of rentable space. SCI paid approximately $3.2 million for the property which was 93% leased to nine tenants at the date of purchase.

  SCI acquired the 300 King Street property in Chicago, Illinois from a partnership on June 20, 1996. The facility is classified as light industrial, consists of 44,150 rentable square feet, and was constructed in 1986. SCI purchased the property for approximately $1.4 million. At the time of purchase, the property was 100% leased to two tenants.

  On June 21, 1996, SCI acquired the Rittiman East Portfolio located in San Antonio, Texas from an insurance company. The facility is classified as bulk distribution and consists of three buildings totalling 281,600 square feet of rentable space. SCI purchased the property for approximately $6.5 million. The buildings were 100% leased to five tenants at the date of purchase.

  SCI acquired the De Soto Business Park in Baltimore, Maryland on July 2, 1996 from a limited partnership. The portfolio is comprised of five buildings totalling 523,800 square feet on 28.02 acres. The buildings were constructed from 1974 through 1978. SCI purchased the property for approximately $11.8 million. At the date of purchase, the facilities were 88% leased to twenty-seven tenants.

  SCI acquired the NCR Facility in Ogden, Utah, a submarket of Salt Lake City, on July 11, 1996 from a corporation. The facility is classified as bulk distribution/light industrial and consists of 100,000 square feet. The purchase price was approximately $3.1 million and the property was 100% leased to one tenant at the date of purchase.

  On July 30, 1996, SCI acquired the ACS Facility in Secaucus, New Jersey from an investment company. The property was built in 1960, consists of approximately 530,000 square feet of rentable space, and is classified as bulk distribution/light industrial. The purchase price was approximately $16.1 million and the property was 100% leased to one tenant at the date of purchase.

  On August 14, 1996, SCI acquired the Roberts Road/Zane Trail property from a corporate trust fund. The property is located in Columbus, Ohio, is classified as bulk distribution, and consists of two buildings constructed in 1977 and 1979, totalling 197,500 square feet. SCI purchased the property for approximately $4.5 million. At the date of acquisition, the buildings were 80% leased to four tenants.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (a) Financial Statements:

               Combined Statement of Revenue and Certain Expenses for Group E Properties and Notes thereto with Independent Public Accountants' Report thereon dated January 11, 1996, (Incorporated by reference to SCI's Form 8-K dated January 15, 1996)

               Combined Statement of Revenue and Certain Expenses for Group F Properties and Notes thereto with Independent Public Accountants' Report thereon dated August 15, 1996

        (b) Pro Forma Financial Information:

               Security Capital Industrial Trust Pro Forma Condensed Consolidated Financial Statements:

               Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1996 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 (unaudited)

        (c) Exhibits:

               Exhibit 10 - Seventh Amended and Restated REIT Management Agreement dated June 30, 1996 by and between Security Capital Industrial Trust and Security Capital Industrial Incorporated

               Exhibit 23 - Consent of Independent Public Accountants

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SECURITY CAPITAL INDUSTRIAL TRUST




Date:          August 19, 1996               By:      /s/  Edward F. Long
       --------------------------------         --------------------------------
                                                  Edward F. Long, Vice President
                                                          and Controller

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------



To the Board of Trustees and Shareholders of Security Capital Industrial Trust:

  We have audited the accompanying combined statement of revenue and certain expenses of SECURITY CAPITAL INDUSTRIAL TRUST GROUP F PROPERTIES (described in
Note 1) for the year ended December 31, 1995. This financial statement is the responsibility of Group F Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Security Capital Industrial Trust and is not intended to be a complete presentation of the Group F Properties' combined revenue and certain expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Security Capital Industrial Trust Group F Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
August 15, 1996

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                              GROUP F PROPERTIES
                              ------------------

              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------
                                (IN THOUSANDS)



REVENUE:
 Minimum rents                                       $ 11,430
 Expense reimbursements                                 1,726
                                                     --------

          Total revenue                                13,156

CERTAIN EXPENSES:
 Real estate taxes                                      2,484
 Property operating expenses                              618
 Insurance                                                263
 Management fees                                          553
                                                     --------

          Total certain expenses                        3,918
                                                     --------

REVENUE IN EXCESS OF CERTAIN EXPENSES                $  9,238
                                                     ========

 See accompanying notes to combined statement of revenue and certain expenses.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                              GROUP F PROPERTIES
                              ------------------

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
          -----------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------



1.  BASIS OF PRESENTATION:
    ---------------------

     The combined statement of revenue and certain expenses for the year ended December 31, 1995, relates to the operations of the following properties ("Group F") which were acquired from unaffiliated parties by Security Capital Industrial Trust ("SCI") between January 1, 1996 and August 15, 1996.

   ACQUISITION                                                             ACQUISITION
     DATE               PROPERTY NAME                   LOCATION               COST
 --------------         -------------                  ----------          -----------
                                                                         (in thousands)

     Various       Indcon Portfolio I and II          Various                $  40,480
     4/26/96       Park Fletcher Building #11         Indianapolis, IN           2,814
     5/23/96       National Pension Properties II     Dallas, TX                16,923
     Various       Ashley Capital Portfolio           Various                   25,798
     7/30/96       ACS Facility                       Secaucus, NJ              16,062
                                                                             ---------
                                                                             $ 102,077
                                                                             =========

     The Group F Properties have aggregate net leasable area of 5.1 million square feet and are 95.3% leased as of December 31, 1995.

     The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Group F Properties, that may not be comparable to the expenses expected to be incurred by SCI in the proposed future operations of the Group F Properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                              GROUP F PROPERTIES
                              ------------------

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
          -----------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------



2.  RELATED-PARTY TRANSACTIONS:
    --------------------------

     Included in management fees are approximately $449,000 paid to affiliates of the prior owners under property management contracts.

3.  FUTURE MINIMUM RENTS RECEIVABLE:
    -------------------------------

     All of the Group F Properties are leased to tenants under agreements which are classified as operating leases. The leases generally provide for payment of utilities, property taxes and insurance by the tenant. As of December 31, 1995, minimum lease payments receivable on noncancelable leases with lease periods greater than one year are as follows (in thousands):

                          1996                 $ 11,694
                          1997                    8,900
                          1998                    6,837
                          1999                    4,435
                          2000                    2,834
                          Thereafter              3,214
                                               --------
                                               $ 37,914
                                               ========

                       SECURITY CAPITAL INDUSTRIAL TRUST

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)


     The following pro forma condensed consolidated financial statements for Security Capital Industrial Trust ("SCI") reflect the acquisition by SCI, of certain properties acquired between January 1, 1995 and August 15, 1996. The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of SCI.

     The accompanying pro forma condensed consolidated balance sheet as of June 30, 1996 has been prepared as if the properties acquired subsequent to June 30, 1996 had been acquired as of that date.

     The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996, have been prepared as if the acquisition of the properties acquired between January 1, 1995 and August 15, 1996, had occurred on January 1, 1995.

     The pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)




                                                                 PRO FORMA ADJUSTMENTS
                                                                 ---------------------
                ASSETS                               HISTORICAL     ACQUISITIONS         PRO FORMA
                ------                               ----------     ------------         ---------
Real estate                                         $   2,155,832   $     44,188   (a)   $ 2,200,020
   Less accumulated depreciation                           80,671             -               80,671
                                                    -------------   ------------         -----------

             Net real estate investments                2,075,161         44,188           2,119,349
Cash and cash equivalents                                   9,042         (9,042)  (b)            -
Accounts receivable and other assets                       51,992             -               51,992
                                                    -------------   ------------         -----------

             Total assets                           $   2,136,195   $     35,146         $ 2,171,341
                                                    =============   ============         ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

Liabilities:
  Line of credit                                    $      13,300   $     28,973   (c)   $    42,273
  Mortgage notes and assessment bonds                     137,682          6,173   (d)       143,855
  Long-term debt                                          524,151             -              524,151
  Accounts payable and other liabilities                   71,470             -               71,470
                                                    -------------   ------------         -----------

             Total liabilities                            746,603         35,146             781,749

Minority interest                                          57,905             -               57,905

Shareholders' equity:
  Series A Preferred Shares; 5,400,000 shares
      issued and outstanding; stated liquidation
      preference of $25 per share                         135,000             -              135,000
  Series B Preferred Shares; 8,050,000 shares
      issued and outstanding; stated liquidation
      preference of $25 per share                         201,250             -              201,250
  Common shares of beneficial interest, $.01
      par value; 81,447,929 shares issued and
      outstanding                                             814             -                  814
  Additional paid-in capital                            1,050,271             -            1,050,271
  Distributions in excess of net earnings                 (55,648)            -              (55,648)
                                                    -------------   ------------         -----------

             Total shareholders' equity                 1,331,687             -            1,331,687
                                                    -------------   ------------         -----------

             Total liabilities and shareholders'
               equity                               $   2,136,195   $     35,146         $ 2,171,341
                                                    =============   ============         ===========

See accompanying notes to pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                               FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                                   --------------------------------------------------------------
                                                          HISTORICAL
                                                   ------------------------          PRO FORMA
                                                     SCI       ACQUISITIONS (e)     ADJUSTMENTS        PRO FORMA
                                                   ----------  ------------         -----------        ---------
Income:
     Rental income                                 $  104,423  $      6,503          $        -         $ 110,926
     Interest and other income                          1,687            -                    -             1,687
                                                   ----------  ------------          -----------        ---------
                         Total income                 106,110         6,503                   -           112,613
                                                   ----------  ------------          -----------        ---------

Expenses:
     Rental expenses, net of recoveries                13,392           821                  (44)  (f)     14,169
     Depreciation and amortization                     27,215            -                 1,609   (g)     28,824
     Mortgage interest                                  5,800            -                   100   (h)      5,900
     General and administrative                           552            -                    -               552
     REIT management fee                                9,674            -                     6   (i)      9,680
     Interest on general debt                          11,559            -                 4,510   (j)     16,069
     Other                                              1,200            -                    -             1,200
                                                   ----------  ------------          -----------        ---------
                         Total expenses                69,392           821                6,181           76,394
                                                   ----------  ------------          -----------        ---------

NET EARNINGS FROM OPERATIONS
     BEFORE MINORITY INTEREST                          36,718         5,682               (6,181)          36,219
Minority interest share in net earnings                 1,640            -                    -             1,640
                                                   ----------  ------------          -----------        ---------

NET EARNINGS EXCLUDING LOSS ON
     DISPOSITION OF REAL ESTATE                        35,078         5,682               (6,181)          34,579
Less preferred share dividends                         11,368            -                    -            11,368
                                                   ----------  ------------          -----------        ---------

NET EARNINGS ATTRIBUTABLE TO
     COMMON SHARES EXCLUDING
     LOSS ON DISPOSITION OF REAL
     ESTATE                                        $   23,710  $      5,682          $    (6,181)       $  23,211
                                                   ==========  ============          ===========        =========

Weighted average common shares outstanding (l)         81,436                                              81,436
                                                   ==========                                           =========

Net earnings per common share excluding loss
     on disposition of real estate                 $     0.29                                           $    0.29
                                                   ==========                                           =========


See accompanying notes to pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        FOR THE YEAR ENDED DECEMBER 31, 1995
                                                               ------------------------------------------------------
                                                                     HISTORICAL
                                                               ----------------------       PRO FORMA
                                                                  SCI    ACQUISITIONS (m)  ADJUSTMENTS      PRO FORMA
                                                               --------  ------------      -----------      ---------
Income:
    Rental income                                              $153,879     $45,615          $     -         $199,494
    Interest and other income                                     4,624           -                -            4,624
                                                               --------     -------          --------        --------

                        Total income                            158,503      45,615                -          204,118
                                                               --------     -------          --------        --------
Expenses:
    Rental expenses, net of recoveries                           18,460       7,910              (623) (f)     25,747
    Depreciation and amortization                                39,767          -             10,951  (g)     50,718
    Mortgage interest                                            12,476          -               (470) (h)     12,006
    General and administrative                                      839          -                 -              839
    REIT management fee                                          14,207          -              2,566  (i)     16,773
    Interest on general debt                                     19,529          -             10,369  (j)     29,898
    Other                                                         2,234          -                 -            2,234
                                                               --------     -------          --------        --------
                        Total expenses                          107,512       7,910            22,793         138,215
                                                               --------     -------          --------        --------

NET EARNINGS FROM OPERATIONS
    BEFORE MINORITY INTEREST                                     50,991      37,705           (22,793)         65,903
Minority interest share in net earnings                           3,331          -                 -            3,331
                                                               --------     -------          --------        --------

NET EARNINGS EXCLUDING GAIN ON
    DISPOSITION OF REAL ESTATE                                   47,660      37,705           (22,793)         62,572
Less preferred share dividends                                    6,698          -              5,992  (k)     12,690
                                                               --------     -------          --------        --------

NET EARNINGS ATTRIBUTABLE TO
    COMMON SHARES EXCLUDING
    GAIN ON DISPOSITION OF REAL
    ESTATE                                                     $ 40,962     $37,705          $(28,785)       $ 49,882
                                                               ========     =======          ========        ========

Weighted average common shares outstanding (l)                   68,924                                        81,436
                                                               ========                                      ========

Net earnings per common share excluding
    gain on disposition of real estate                         $   0.59                                      $   0.61
                                                               ========                                      ========



See accompanying notes to pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL INDUSTRIAL TRUST
        Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)



(a) Represents acquisitions of industrial properties subsequent to June 30, 1996 as follows:

                                ACQUISITION         AMOUNT
NAME                                DATE        (IN THOUSANDS)
- ----                           -------------    --------------

De Soto Business Park          July 2, 1996     $      11,830
NCR Facility                   July 11, 1996            3,088
ACS Facility                   July 30, 1996           16,062
Ashley Capital - Bridgeview    August 13, 1996          8,680
Roberts Road/Zane Trail        August 14, 1996          4,528
                                                -------------

                                                $      44,188
                                                =============

(b) Reflects the application of cash on hand utilized to fund pro forma acquisitions of properties.

(c) Reflects draw on line of credit to finance acquisitions of operating properties subsequent to June 30, 1996.

(d)  Reflects debt assumed on an acquired property.

(e) Reflects historical revenues and certain expenses of the properties acquired by SCI after January 1, 1996 and prior to June 30, 1996 and on the properties listed in footnote (a) above. The total historical acquisition adjustment reflects the period from January 1, 1996 to the earlier of the respective dates of acquisition or June 30, 1996, as applicable (results of operation after the date of acquisition are included in SCI's historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

(f) Reflects the difference between historical property management fee expense and SCI's management fee expense.

(g) Reflects depreciation expense for the acquired properties which is based on SCI's purchase cost assuming asset lives of 30 years. Depreciation is computed using a straight-line method.

(h) Reflects estimated interest expense on mortgage notes payable as if assumed by SCI on January 1, 1995. Mortgages assumed from sellers in conjunction with the acquisition of specific properties bear interest at fixed rates ranging from 7% to 10.625%. Any mortgages assumed from sellers that were subsequently paid off by SCI prior to June 30, 1996, have been excluded, and the related mortgage interest expense from the date of acquisition to the pay off date reversed out.

                      SECURITY CAPITAL INDUSTRIAL TRUST
        Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


(i) Reflects the adjustment to REIT management fee expense related to the change in cash flow (as defined in the REIT Management Agreement) resulting from acquisition of industrial properties.

(j) Represents additional interest expense on long-term debt securities assumed to have been issued to finance the acquisitions of the pro forma operating properties as described in footnotes (e) and (m) as if the issuance of the long-term debt securities occurred on January 1st of the periods presented using the effective interest rate from SCI's May 17, 1996, debt offering of 8.406%.

(k) Represents an adjustment to the cash distribution to Series A preferred shareholders at the rate of 9.4% on the $135 million of Series A Preferred Shares that were issued June 21, 1995. The dividend adjustment assumes the shares were issued on January 1, 1995.

(l) The number of shares used in the calculation of the pro forma per common share data was based on the weighted average number of common shares outstanding during the period adjusted to give effect to common shares assumed to have been issued on January 1, 1995 required to complete the property acquisitions which were assumed to have been financed with equity proceeds.

(m) Reflects historical revenues and certain expenses on the properties acquired by SCI after January 1, 1995 and prior to June 30, 1996 and on the properties listed in footnote (a) above. The total historical acquisition adjustment reflects the period from January 1, 1995 to the earlier of the respective dates of acquisition or December 31, 1995, as applicable (results of operation after the date of acquisition are included in SCI's historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.